EXHIBIT 10.Q
AMENDMENT NO. 2 TO THE
EL PASO CORPORATION
2005 OMNIBUS INCENTIVE COMPENSATION PLAN
     WHEREAS, El Paso Corporation (the “Company”) maintains the El Paso Corporation 2005 Omnibus Incentive Compensation Plan, effective as of May 26, 2005, as amended (the “Plan”);
     WHEREAS, pursuant to Section 19.1 of the Plan, the Board of Directors or the “Plan Administrator” (as defined in the Plan) may from time to time make such amendments to the Plan as either of them may deem proper and in the best interests of the Company;
     WHEREAS, the Company desires to clarify provisions of the Plan to reflect the intent of the Board of Directors and the Compensation Committee with respect to adjustments in the number of authorized shares under the Plan in the event of a Change in Capitalization.
     NOW THEREFORE, the following amendment shall be made to the Plan:
     Section 5.3(a) shall be deleted in its entirety and replaced with the following:
     “5.3 Adjustments in Authorized Shares
     (a) In the event of a Change in Capitalization, the Plan Administrator shall make such adjustments, if any, as it determines are appropriate and equitable to (a) the maximum number and class of shares of Common Stock or other stock or securities with respect to which Awards may be granted under the Plan, (b) the maximum number and class of shares of Common Stock or other stock or securities that may be issued upon exercise of Nonqualified Options and Incentive Stock Options, (c) the Maximum Annual Employee Grants, (d) the number and class of shares of Common Stock or other stock or securities which are subject to outstanding Awards granted under the Plan and the Option Price or exercise price therefor, if applicable and (e) the Performance Goals. Any such adjustment shall be final, binding and conclusive on all persons claiming any right or interest under the Plan.”
     IN WITNESS WHEREOF, this amendment has been executed by the undersigned, thereunto duly authorized, effective as of October 26, 2006.

EL PASO CORPORATION

		By:	/s/ Susan B. Ortenstone

Susan B. Ortenstone
Its Senior Vice President, Human Resources and
Administration

ATTEST:

By:	/s/ David L. Siddall
Corporate Secretary